EXHIBIT 23
                       CONSENT OF INDEPENDENT AUDITORS



Watkins-Johnson Company:

We hereby consent to the incorporation by reference in Registration Statement No. 33-21142 on Form S-8 of our reports dated February 3, 1995 appearing in your Annual Report on Form 10-K for the year ended December 31, 1994.


March 7, 1995

Deloitte & Touche LLP
San Francisco, California

                               30